UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 14, 2016

Capstead Mortgage Corporation
(Exact Name of Registrant as Specified in Charter)

MARYLAND (State of Incorporation)	001-08896 (Commission File Number)	75-2027937 (I.R.S. Employer Identification Number)

8401 North Central Expressway Suite 800 Dallas, Texas (Address of principal executive offices)	75225 (Zip Code)

Registrant’s telephone number, including area code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director, President and Chief Executive Officer

Effective July 14, 2016 (the “Effective Date”), Mr. Andrew F. Jacobs resigned as a director of Capstead Mortgage Corporation (the “Company”), and from his positions as President and Chief Executive Officer of the Company. Mr. Jacobs’ resignation was not the result of any disagreements of Mr. Jacobs with the Company.

In connection with his resignation, the Company entered into a Consulting Agreement with Mr. Jacobs (the “Consulting Agreement”) pursuant to which Mr. Jacobs will continue to be an employee of the Company and will provide consulting services to the Company for the principal purpose of assisting in the orderly transition of his previous roles and responsibilities to his successor as the Company’s President and Chief Executive Officer. Under the terms of the Consulting Agreement, Mr. Jacobs will provide such consulting services from July 14, 2016 until 12:01 a.m., Central Time, on January 2, 2017 (the “Consulting Period”). The Consulting Agreement provides that the Company will, among other things, pay Mr. Jacobs aggregate consulting fees equal to three times his current annual base salary, which will be in the aggregate amount of $2,319,000, less any legally required withholdings and deductions.  In addition, Mr. Jacobs will continue to receive retirement- and healthcare-related benefits and will be eligible to receive those incentive awards, including short-term incentives, dividend equivalent rights, performance-based restricted common stock and performance units, under the Company’s existing incentive-based compensation programs and agreements that he is entitled to receive if he continues to be employed by the Company on December 31, 2016.  The payment and amount of the incentive awards to be received by Mr. Jacobs will be based on the achievement of the applicable performance goals for the applicable performance period for such incentive awards and subject to and consistent with the terms of the programs and agreements pursuant to which such incentive awards are granted or payable to Mr. Jacobs.  Furthermore, in the Consulting Agreement Mr. Jacobs has agreed to abide by certain covenants regarding confidentiality, non-solicitation of employees of the Company and non-disparagement of the Company, its officers, directors or employees from the effective date of the Consulting Agreement through the twenty-fourth month following the scheduled expiration of the Consulting Period. Mr. Jacobs will not be prohibited from competing with the Company after the Consulting Period has terminated.

Mr. Jacobs’ receipt of the aforementioned payments and other benefits is conditioned upon the effectiveness of Mr. Jacob’s general release of the Company from claims he may have against the Company, which release is included in the Consulting Agreement, as well as his compliance with the confidentiality, non-solicitation, non-disparagement and other standard covenants set forth in the Consulting Agreement. The payments and other benefits payable to Mr. Jacobs described above are subject to clawback to the extent required by applicable law and any clawback policy of the Company in effect during the Consulting Period.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Appointment of President and Chief Executive Officer

Effective July 14, 2016, Mr. Phillip A. Reinsch, age 56, was appointed as President and Chief Executive Officer of the Company. Mr. Reinsch has served as the Company’s Executive Vice President, Chief Financial Officer and Secretary since 2006 and was appointed Treasurer in 2015.  Previously he served as Senior Vice President, Chief Financial Officer and Secretary from 2003 to 2006 and served in other executive positions with the Company since 1993.  Prior thereto Mr. Reinsch was employed by Ernst & Young LLP from 1984 to 1993.  Mr. Reinsch is a certified public accountant and is a member of the NAREIT Mortgage REIT Council, the Financial Executives International Dallas Chapter Real Estate Industry Steering Committee and the National Association of Corporate Directors.

There are no family relationships between Mr. Reinsch and any of the Company’s executive officers or directors.  There are no arrangements or understandings between Mr. Reinsch and any other person pursuant to which he was selected to serve as President and Chief Executive Officer. Except for his existing employment relationship with the Company and the compensation provided to him thereunder, which employment relationship and compensation have previously been disclosed in the Company’s proxy statement contained in its Schedule 14A filed with the Securities and Exchange Commission on April 13, 2016, neither Mr. Reinsch nor any of his related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.
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Item 7.01.          Regulation FD Disclosure.

On July 14, 2016, the Company issued a press release announcing the executive leadership changes described above.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

The following are exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 10.1	Consulting Agreement between Capstead Mortgage Corporation and Andrew F. Jacobs, dated July 14, 2016.

Exhibit 99.1	Press Release issued by Capstead Mortgage Corporation, dated July 14, 2016, announcing executive leadership changes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 15, 2016

CAPSTEAD MORTGAGE CORPORATION
(Registrant)

By:	/s/ PHILLIP A. REINSCH
Name:	Phillip A. Reinsch
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Consulting Agreement between Capstead Mortgage Corporation and Andrew F. Jacobs, dated July 14, 2016.

Exhibit 99.1	Press Release issued by Capstead Mortgage Corporation, dated July 14, 2016, announcing executive leadership changes.